UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2023
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRWCX Capital Appreciation
Fund –
.
PACLX Capital Appreciation
Fund–
.
Advisor  Class
TRAIX Capital Appreciation
Fund–
.
I Class

T. ROWE PRICE Capital Appreciation Fund
HIGHLIGHTS
Markets were dominated by two main themes in 2023: artificial intelligence and a complete reversal in the macroeconomic, stock market, and fixed income consensus.
Your fund returned 18.83% as compared with the S&P 500 Index’s 26.29%
return. The fund continued to deliver strong, risk-adjusted returns, generating 72%
of the S&P 500’s return while taking just 64% of the index’s risk over the last year.
Following a resurgent year for equities, cyclicals are no longer cheap, and the macroeconomic consensus is that we will have a soft landing and no recession.
That very well may be right, but given where valuations are for cyclicals and the market, it almost has to be in order for stocks and cyclicals to continue moving higher in 2024. The risk/reward now has a more negative skew to it.
We see pockets of value in cyclical and “growth at a reasonable price” stocks, as well as in the utilities sector, in high-quality high yield debt and loans, and in select software, health care, and energy names.
Log in to your account at troweprice.com for more information.
* An account service fee will be charged annually for each T. Rowe Price mutual fund account unless you meet criteria for a fee waiver. Go to troweprice.com/personal-investing/help/fees-and-
minimums.html to learn more about this account service fee, including other ways to waive it.

T. ROWE PRICE Capital Appreciation Fund
Management’s Discussion of Fund Performance

Fellow Shareholders
Before I review 2023 and provide an outlook for 2024, I want to mention that this will be the last shareholder letter I write in the current format. The SEC has changed its requirements for fund annual reports to a more simplified and straightforward format that will be adopted in mid-2024. This change will not allow for a longer-form letter such as this to be accommodated in the report.
While I expect to continue writing an annual shareholder letter in future years, the letter will be more focused on market insights, where we see value in the market, and the short- and intermediate-term outlook. We will look to make this letter available separately, outside of the annual report format. Over the years, I have heard from many long-term shareholders that they enjoy reading the Capital Appreciation shareholder letter, and I would not want to take that away from them. It is my hope that with a less formulaic structure, we will be able to make the letters even better in the future.
The S&P 500 Index generated an impressive 26.29% total return after declining the year before. However, this return was dominated by the so-called
Magnificent Seven stocks (AMZN, GOOG, AAPL, META, MSFT, TSLA,
NVDA), which collectively returned 76% in 2023. The other 493 stocks in the
S&P 500 were up only 13.75%. The Bloomberg U.S. Aggregate Bond Index delivered a reasonable 5.53% return that was very second-half weighted as the
10-year Treasury started the year at 3.88%, peaked at 4.99% in the fall, and then fell back sharply to 3.88% to end the year exactly where it started.
The year 2023 was dominated by two main themes that I will discuss in detail:
artificial intelligence (AI) and a complete reversal in the macroeconomic, stock market, and fixed income consensus.
The first point to make with regard to artificial intelligence is that we are still very early in the adoption process. In our view, one of the best-positioned companies for AI is Microsoft. Microsoft has the potential to benefit from its
Copilot offerings for engineers that can make them up to 55% more productive;
its cloud services as AI accelerates cloud adoption; and its Microsoft 365
Copilot, which has the potential to make white-collar workers much more efficient in their day-to-day work. However, even Microsoft, which is well ahead of all its software and cloud computing peers in AI, is only projecting
$2.5 billion–$5 billion of incremental AI-related revenues in fiscal year 2025
(1%–2% incremental revenues). Almost all of the executive survey work we see says that the Fortune 1000 is in the early days of implementing AI and that companies are mostly trying to figure out use cases and beta testing, and/or trying to determine the return on investment. All the datapoints right now say that we are really early days here, with big change unlikely before 2025–2026.

T. ROWE PRICE Capital Appreciation Fund

However, though we are still in the early days, the early evidence and theoretical use cases for AI have the potential to transform society, increase productivity, accelerate GDP growth, lower inflationary pressures, catalyze above-trend earnings growth in certain sectors and, unfortunately, increase the structural rate of unemployment in the developed world. We already have one very tangible case of AI today that looks to be generating exceptional returns. GitHub Copilot for Business is generating up to 55% productivity gains for computer programmers. According to the U.S. Bureau of Labor
Statistics, the average computer programmer is paid around $103,000 per year before benefits. If we assume that computer programmers spend 50%
of their time actually programming, then this means that GitHub—at an annual cost of $228—can reduce the number of programmers a firm needs by around a quarter. For a company with 100 programmers making $10.3 million collectively, the company could save $2.575 million by firing 25 of them and then paying $228 a year apiece for the 75 who remain ($17,100 cost)! And that is just today. What happens in five years when the technology is better? What if
GitHub Copilot makes programmers 100% more productive? Basically, we have just one early data point, but it looks really positive.
Beyond computer programming, other areas that stand out as ripe for disruption include customer service, accounting, public relations, behavioral medicine, secretarial work, journalism, and entertainment, just to name a few.
It is highly unlikely that in three to four years, when you go through a drive-
through at Taco Bell or KFC, you will be giving your order to a human. There are so many white-collar jobs, including being an investment analyst, that dedicate a significant amount of time to data retrieval and communication. If data retrieval through AI is made much easier and if internal communication rough drafts (Outlook, PowerPoint) can be created by AI, the productivity gains in many white-collar professions will be monumental. Unfortunately, if white-collar workers are 20%–30% more productive in five to 10 years, we are unlikely to need as many white-collar workers as we have today.
From a societal perspective, we will have to figure out how we deal with this. Is this a situation where we see a modest, moderate, or major upward shift in the unemployment rate in five or 10 years? I do not know, but based on the early evidence and the number of professions negatively impacted, I think as we look out five to 10 years, it is more likely to be moderate to major than modest.
Looking beyond AI, we are seeing other systemic shifts that will likely further put downward pressure on employment as utilities shift from coal and gas (lots of people) to wind and solar (few people), electronic vehicles require 30%–40%
less labor than conventional internal combustion vehicles, and advances in autonomous driving and trucking reduce demand for drivers (although later in the decade and more in 2030s). The result of this would likely be slower

T. ROWE PRICE Capital Appreciation Fund

wage growth than we have seen over the last decade, low inflation as AI is inherently deflationary, higher profit margins for companies that benefit from
AI on the cost side, faster GDP growth enabled by AI-fueled productivity, and a structurally higher unemployment rate.
Now the question is: Who are the big winners of AI? In 2023, the market voted that growth companies will benefit (many non-AI growth stocks were dragged higher), and, in particular, the biggest beneficiary will be NVIDIA. NVIDIA manufactures GPUs that enable AI applications and has a virtual monopoly on those systems and semiconductors. NVIDIA’s earnings will likely explode from
$3 in FY23 (ending January 2023) to $23+ in FY25. NVIDIA is perceived today to be a pure play on the growth of AI and was the best-performing stock of the
Magnificent Seven in 2023. While we own NVIDIA in your fund, there are still a lot of unknowns about how AI will play out for NVIDIA over the next five to 10 years. We have spent countless hours trying to get to the bottom of these questions, with limited success. These questions include:
(1) What will be NVIDIA’s share of GPUs over the next decade? Today it is close to 100%. Do competitors and custom silicone (chips from the cloud providers) displace a modest, moderate, or large part of NVIDIA’s GPU chips between now and 2030?
(2) As we move from training large models with as many as 12 trillion inputs to training smaller models and doing more inferencing, can we do more of this on CPUs, which are much lower cost than NVIDIA’s GPUs?
(3) How much do NVIDIA’s margins need to come down over time as new competition comes into the market?
(4) What will be the size of the GPU market in 2030?
While we own NVIDIA today, the range of potential outcomes is quite large, and it is not the best risk-adjusted way to play AI from here, in our view.
Where we are making our bet on AI is really in two areas: software and cloud computing. With these, the range of outcomes is skewed very positively, we think risk-adjusted returns look very good, and valuations are still very reasonable.
If you go back to the value proposition of AI at its core, it is a software-for-
labor arbitrage that we think has the potential to generate meaningfully positive returns on investment for corporations. Software companies will be the AI arms dealers to corporates and really start to benefit on the topline in 2025 and beyond. Today, we are very overweight software companies, including
Microsoft, Roper Technologies, Intuit, PTC, and Salesforce. All have strong management teams with the potential to moderately accelerate their organic

T. ROWE PRICE Capital Appreciation Fund

growth by providing AI solutions to their customers. Software companies are also uniquely positioned to benefit from AI on the cost side of the equation.
In our view, a reasonably large part of their cost base is made of computer programmers, and, if you remember just a few paragraphs back, GitHub
Copilot and other competing services have the potential to drive massive productivity here. At the bare minimum, companies are not going to need to grow their programmer base in order to grow the topline as they have in the past. A more likely scenario would be that software companies reinvest some of this programmer productivity to develop incremental revenue-generating projects and/or drop some of the savings to the bottom line. Software companies are uniquely positioned to benefit from AI on both the top and bottom line. And importantly, software valuations are still reasonable as the benefits from AI are more of a 2025–26 story than 2023–24.
The other sector that should benefit from AI is cloud computing. Based on our research, we believe AI is going to be a catalyst for accelerating workloads to the cloud. Having all of your data in one place with access to off-the-shelf AI models and analytics makes a ton of sense. This will likely benefit Microsoft,
Amazon, and Alphabet, whose customers are also the largest customers of
NVIDIA. If the bull case plays out for NVIDIA, the revenue of these cloud providers could also accelerate. So, if NVIDIA is a big stock from here, the cloud providers could also be big. And if NVIDIA is not a great stock, it is very possible the cloud companies still can be good.
The other main story of 2023, which I will definitely spend less time on here, is the complete reversal of the macroeconomic, stock market, and fixed income market consensus. It is hard to believe, but 12–18 months ago, almost every economist, strategist, investor, and CEO seemed to think that we were destined to go into a recession. Now today, the macroeconomic consensus is that we will have a soft landing and no recession. That very well may be right, but given where valuations are for cyclicals and the market, it almost has to be right for cyclicals and the market to continue moving higher in 2024. The risk/reward now has a more negative skew to it.
We have seen a similar reversal play out in fixed income, although to a lesser degree. The consensus view early in the year was that inflation was going to stay high and might be structurally higher than in the past. So as the 10-year
Treasury approached a peak of 4.99%, we were buying and increased our fixed income allocation in your fund to the highest level (34%) since I started managing the fund in 2006. Now, consensus has shifted sharply and forward-
implied CPI rates for the second half of 2024 are right around 2%.

T. ROWE PRICE Capital Appreciation Fund

This reversal of the macroeconomic consensus is not an anomaly at all. At the beginning of 2018, people were bullish, the economy looked poised for another strong year, valuations were high, and everyone thought rates were going to
4%. A year later, the market was down, valuation multiples had collapsed, the consensus was that we were going into a recession, and rates were lower.
Then a year after that, the market was up in the high 20s, valuations rose back to the high teens, there was no recession, and no one expected one in
2020. Then we had a pandemic, and the market fell 35% from peak to trough and the consensus view was that the world was ending, we were all going to get COVID, vaccines were years off, and you should own nothing with any cyclicality or leverage. A year later, the market was up massively off the bottom—led by those same cyclical stocks that were now back in favor. At the end of 2021, growth stocks were at their pinnacle of popularity. At the end of 2022, growth stocks were dead, and it was a new regime, and a recession was inevitable. At the end of 2023, growth stocks were back in vogue, and the consensus was for a soft landing.
As an investor, it is really
hard to invest against the
grain. It is really hard to
buy cyclicals when everyone
says we are going into a
recession. It is really hard to
buy utilities when everyone
thinks rates are going higher.
It is really hard to add to risk
assets as they are going down
every day. However, this is
one of the greatest market
inefficiencies that we can
exploit. Time and time again,
by taking a longer view than
the market, by focusing on
trying to maximize returns
over the next five years as opposed to the next five minutes, five hours, or five days, we have created and can continue to seek to create differentiated shareholder value by investing against the macroeconomic consensus.
Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:
(1) Generate strong risk-adjusted returns annually
(2) Preserve shareholder capital over the intermediate term (i.e., three years)
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/23 6 Months 12 Months
Capital Appreciation
Fund –
.
6.76% 18.83%
Capital Appreciation
Fund–
.
Advisor  Class 6.62 18.52
Capital Appreciation
Fund–
.
I  Class 6.83 18.98
S&P 500 Index 8.04 26.29
Lipper Mixed-Asset Target
Allocation Growth Funds
Index 6.52 16.54
Morningstar Moderate
Allocation Average 5.76 13.51

T. ROWE PRICE Capital Appreciation Fund

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)
During 2023, we were able to meaningfully outperform our peers and barely beat the S&P 500 on a risk-adjusted basis. This is the 16th year in a row that your fund outperformed our Morningstar peers and the 16th year in a row it beat the S&P 500 on a risk-adjusted basis. For the year, your fund grew 18.83%
as compared with the S&P 500’s 26.29% return. ( Past performance cannot guarantee future results. The performance of the Advisor and I Class shares will vary due to their different fee structures.)
Your fund outperformed the market on a risk-adjusted basis over this period.
We captured 72% of the S&P 500’s upside while taking on only 64% of the market’s risk. We arrive at this risk number by comparing the standard deviation of the S&P 500 (13.02) with that of the fund (8.36) for the 12-month period. Standard deviation measures the volatility of a portfolio's total return.
In general, the higher the standard deviation, the greater the risk.
Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of 1.6224 versus 1.6221 for the S&P 500. The Sharpe ratio measures a portfolio's return above the risk-free Treasury rate (excess return), divided by the amount of risk taken (measured by standard deviation).
The larger the Sharpe ratio, the better the portfolio's risk-adjusted return.
In addition, on a two-year basis, including the negative return for the S&P
500 in 2022 and the positive return for the S&P 500 in 2023, your fund outperformed the S&P 500 with a cumulative return of 4.64% versus the S&P
500’s return of 3.42%.
As for our second goal—capital preservation over the intermediate term—your fund generated a 24.03% cumulative return over the last three years.
As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated an 82.62% cumulative return over the last five years versus 107.21% for the S&P 500. Based on annualized returns of 12.8% for your fund versus 15.69% for the S&P 500, your fund generated
82% of the market’s return over the last five years while taking on 68% of the market’s risk. However, since the current portfolio management team took over the management of the fund in June 2006, the fund generated 97% of the S&P
500’s return while taking only 69% of the market’s risk. Since June 2006 and over the last five years, these returns placed your fund in the top 1% of our
Morningstar peers.

T. ROWE PRICE Capital Appreciation Fund

While our equities underperformed the S&P 500 by 15 basis points (26.14%
versus 26.29%) in 2023, we view this outcome as a partial victory, as our investment style is heavily tilted toward “growth at a reasonable price” (GARP)
investments and the S&P 500’s performance was heavily driven by just a handful of growth stocks. Over the last 3-, 5-, and 10-year periods, our equities outperformed the S&P 500 by an average of 54, 236, and 354 basis points annualized, respectively. While our equities have substantially outperformed the market, our equities have also been less risky (from a beta perspective) than the market. Our fixed income investments outperformed the Bloomberg U.S.
Aggregate Bond Index by 441 basis points (9.94% versus 5.53%) in 2023. Your fund’s fixed income investments vastly outperformed the various fixed income indexes over a 1-, 3-, 5-, 10-, and 15-year time frames on a risk-adjusted basis.
We believe the evidence suggests that we have generated excellent risk-adjusted returns in equities and fixed income over the last 15 years.
For the 1-, 3-, 5-, and 10-year periods ended December 31, 2023, we outperformed our Lipper and Morningstar peers over every period, and in
2023, we were ranked in the 9th percentile in Morningstar and in the 17th percentile in Lipper. Over the 3-, 5- and 10-year periods, we were in the 4th percentile or better for both peer groupings. (Based on cumulative total return, the Capital Appreciation Fund ranked 77 of 469, 13 of 457, 6 of 417, and 2 of
339 funds in the Lipper mixed-asset target allocation growth funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2023, respectively.
Based on average annual total return, the Capital Appreciation Fund ranked
53 of 754, 11 of 700, 6 of 658, and 2 of 493 fund in the Morningstar Moderate
Allocation category for the 1-, 3-, 5-, and 10-year periods ended December 31,
2023, respectively. Results may vary for other periods. Past performance cannot guarantee future results. ) As a general rule, we focus much more on trying to outperform the Morningstar category simply because the equity and fixed income weights in this index are much more similar to the Capital
Appreciation Fund’s long-term equity and fixed income weights. The Lipper peers have a larger structural allocation to equities, and in a year like 2023 when equity markets are up materially, this structurally higher overweight in
Lipper artificially makes Capital Appreciation’s performance look less good than it really was.

T. ROWE PRICE Capital Appreciation Fund

However, let us reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not fit neatly into any current benchmark.
Within the equity sleeve, the largest positive contributor to performance versus the S&P 500 was consumer staples, where we were materially underweight. The staples sector declined 4.56% last year, while the S&P 500 grew more than 26%.
We strongly believe that consumer staples are structurally overvalued. Staples typically grow earnings materially slower than the S&P 500, have long-term secular challenges due to GLP-1s, and have greater-than-appreciated earnings volatility due to commodity and foreign exchange swings. We owned just one staples company, Keurig Dr. Pepper, and it moderately outperformed the staples group in 2023.
AVERAGE ANNUAL PERFORMANCE COMPARISON
Periods Ended 12/31/23 1 Year 3 Years 5 Years 10 Years
Capital Appreciation Fund –
.
18.83% 7.44% 12.80% 10.50%
S&P 500 Index 26.29 10.00 15.69 12.03
Lipper Mixed-Asset Target Allocation
Growth Funds Index 16.54 4.10 9.75 7.16
Morningstar Moderate Allocation Average 13.51 3.67 8.10 5.77
The fund’s expense ratio was 0.74% as of its fiscal year ended December 31, 2022.
Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our website at troweprice.com or call 1-800-225-5132.

T. ROWE PRICE Capital Appreciation Fund

On the less positive side of the
ledger, our investments in utilities
generated negative absolute and
relative returns. While historically
there has been a lot of noise around
rate cases in certain states, the
outcomes of these rate cases have
typically not had a significant
impact on the earnings growth
of our utilities. These rate cases
determine how fast a utility can
grow as well as its return on equity
(ROE) on investments. In 2023, in
the vast majority of rate cases across
dozens of states, the outcomes were
positive with solid rate base growth
and generally slightly improved
returns on equity. Unfortunately,
Illinois was the exception this year,
and we have two utilities with
exposure to Illinois: Ameren and
Exelon. While we thought there
was some risk to the ROE outcome
in these cases, we were shocked by the pushback from the Illinois commission on the rate base growth assumptions. It now appears that Illinois will have one of the slowest rates of rate base growth in the country over the next four years, and we won’t have visibility on that growth rate until the end of 2024.
This expected slow rate of growth is occurring at a time when almost every other commission is pushing utilities to make investments to harden the grid, to make investments to enable more renewable resources, and to replace aging infrastructure to reduce storm damage and increase reliability. The Illinois decision was a real punch in the gut for these companies and for your portfolio manager. As a result of this outcome, we believe Exelon’s and Ameren’s earnings per share (EPS) growth rate will likely slow by about 100 basis points, and they will go from being premium growth utilities to average growth utilities. As a result of this negative event and the weakness in both Exelon and Ameren, our stock selection within utilities was a negative contributor to performance.
Longer term, we see what happened in Illinois as the exception to a pattern of generally constructive regulatory outcomes with utilities and commissions across the country. We believe utilities are structurally undervalued relative to the S&P 500. Even companies like Ameren and Exelon should still be able to grow EPS at a healthy rate and provide a dividend yield that generates a total
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/23 12/31/23
Information Technology   16.7% 14.7%
Health Care   15.9 12.3
Industrials and Business
Services   9.0 10.4
Financials   7.5 6.8
Utilities   5.0 5.5
Consumer Discretionary   5.7 5.0
Communication Services   3.0 4.1
Energy   1.5 1.8
Materials   0.9 0.9
Consumer Staples   0.6 0.5
Real Estate   0.0 0.3
Other and Reserves   34.2 37.7
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Capital Appreciation Fund

return that is greater than the S&P 500’s projected long-term returns. We think that the risk-adjusted return is even better as the beta on utilities is roughly half of that of the S&P 500. Long term, we believe that utilities are much more attractive than staples. Utilities typically grow earnings faster, offer higher dividends, don’t have the same FX and commodity risk, and don’t have the secular risks such as GLP-1. And yet staples trade for a higher valuation. Over time, we believe the multiples awarded to utilities will rise and the multiples for staples will decline.
Our investments within the industrials and business services sector produced very strong absolute and relative returns, driven principally by very strong stock selection within industrials. Two of our strongest contributors were
General Electric (GE) and Ingersoll-Rand. General Electric generated a 99%
return over the course of the year as investors turned bullish on commercial aerospace, fundamental execution was strong, and the company spun off its health care business. In early Q2, GE will spin off its remaining power and renewable business and be transformed into the premium aerospace and defense company in the market. Ingersoll-Rand outperformed as it produced excellent organic growth and strong margins and, maybe most importantly, as the management team continued to deploy capital toward acquisitions that are generating very good returns on capital.
Portfolio Outlook
Where do we see value?
Growth at a reasonable price stocks—GARP shares underperformed last year, and the relative valuations of many GARP stocks and sectors appear reasonably attractive now.
Utilities over staples—While both sectors were down last year, staples continue to trade at a large premium to utilities despite the fact that utilities should continue to grow faster; have higher dividend yields; and also tend to have less downside risk, less secular risk, and less FX and commodity risk.
High-quality high yield and loans—We continue to think high-quality high yield bonds and loans that currently yield 6%–8% offer a compelling risk-
adjusted alternative to the equity market.
Software—We see good value in software. While valuations are modestly elevated versus history, we see the potential for revenue growth acceleration in 2025–2026 from generative AI applications and the potential for more margin expansion as generative AI improves productivity.

T. ROWE PRICE Capital Appreciation Fund

Health care—We see good
value in many companies
within the health care space
as this sector trailed the
broad market in 2023. We
see good value in select
pharmaceutical companies
with idiosyncratic risk/
rewards (Biogen, AbbVie);
in life sciences stocks
poised for a recovery in
fundamentals in the second
half of 2024 (Revvity,
Danaher); and in managed
care (UnitedHealth), where fundamentals should improve in 2024 and even more into 2025.
Energy—Really, for the first time in a decade, we are starting to get more constructive on energy—both oil and natural gas. Our largest holdings here are Canadian Natural Resources and Chesapeake Energy. We believe the supply/demand dynamics for oil and natural gas are likely to improve in the second half of the decade. Companies are focused on modest growth, paying attractive dividends, and buying back shares and paying out excess capital deployment with variable dividends, in some cases. This is a real change from three to five years ago when the industry was focused solely on growth.
Where do we not see value?
Growth and tech that does not benefit from AI—In 2023, a large number of growth companies rose dramatically based on a rising tide of generative AI optimism that really does not benefit them in any way.
Staples—We really dislike staples. I mean we really don’t like them.
SECURITY DIVERSIFICATION
Capital Appreciation Fund

T. ROWE PRICE Capital Appreciation Fund

IN CLOSING
We would like to thank all the analysts, associate analysts, quantitative analysts, and members of our team (Mike Signore, Chen Tian, Nikhil Shah, Vivek
Rajeswaran, Brian Solomon, Taylor Chan, and Peter Apockotos) for their assistance in 2023. At the end of September 2023, we announced the promotion of Brian Solomon to associate portfolio manager of the Capital Appreciation
Strategy. We now have three associate portfolio managers supporting the
Capital Appreciation Strategy. In addition, we hired two new associate analysts,
Peter Apockotos and Taylor Chan, to work on the equity and fixed income parts of the Capital Appreciation team, respectively. The Capital Appreciation team is as strong and deep as we have ever been.
Respectfully submitted,
David R. Giroux
Chairman of the fund’s Investment Advisory Committee*
Vivek Rajeswaran
Associate Portfolio Manager
Mike Signore
Associate Portfolio Manager
Brian Solomon
Associate Portfolio Manager
January 22, 2024
* The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Capital Appreciation Fund

RISKS OF INVESTING
As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.
GLOSSARY
Lipper indexes:  Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.
BENCHMARK INFORMATION
Note: Bloomberg
®
and the Bloomberg U.S. Aggregate Bond Index are service
marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg
Index Services Limited (“BISL”), the administrator of the index (collectively,
“Bloomberg”) and have been licensed for use for certain purposes by T. Rowe
Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2024 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

T. ROWE PRICE Capital Appreciation Fund

Note: ©2024 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
Note: Copyright © 2024, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers
(“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE Capital Appreciation Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/23
U.S. Treasury Notes 11.4%
Microsoft 5.0
HUB International 3.1
Alphabet 3.0
UnitedHealth Group 2.5
Amazon.com 2.3
Yum! Brands 2.3
Fortive 2.1
Becton, Dickinson & Company 2.1
Revvity 1.9
Apple 1.9
Waste Connections 1.8
NVIDIA 1.5
Veralto 1.4
Ingersoll-Rand 1.4
Intuit 1.2
Ameren 1.2
Roper Technologies 1.2
Visa 1.2
MasterCard 1.2
XCEL Energy 1.2
Exelon 1.2
Danaher 1.2
Teledyne Technologies 1.1
Canadian Natural Resources 1.1
Total 55.5%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Capital Appreciation Fund

Veralto*
RTX*
Microsoft
Alphabet
PTC
Meta Platforms
Analog Devices
Salesforce
DTE Energy
CenterPoint Energy
Thermo Fisher Scientific**
Apple
Microsoft
Intercontinental Exchange
Danaher
Amazon.com
NXP Semiconductors
Texas Instruments**
Equifax
Avantor
PORTFOLIO HIGHLIGHTS
MAJOR PORTFOLIO CHANGES
Listed in descending order of size.
Six Months Ended 12/31/2023
Largest Purchases Largest Sales
*Position added.
**Position eliminated.

T. ROWE PRICE Capital Appreciation Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
CAPITAL APPRECIATION FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table on the next page.

T. ROWE PRICE Capital Appreciation Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Capital Appreciation
Fund –
.
18.83% 12.80% 10.50% – –
Capital Appreciation
Fund–
.
Advisor  Class 18.52 12.48 10.18 – –
Capital Appreciation
Fund–
.
I  Class 18.98 12.93 – 11.07% 12/17/15
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor and
0.03
I Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Capital Appreciation Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has three share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Capital Appreciation Fund 0.74%
Capital Appreciation Fund–Advisor Class 1.00
Capital Appreciation Fund–I Class 0.61
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Capital Appreciation Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
CAPITAL APPRECIATION FUND
Beginning
Account Value
7/1/23
Ending
Account Value
12/31/23
Expenses Paid
During Period*
7/1/23 to 12/31/23
Investor Class
Actual $1,000.00 $1,067.60 $3.65
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.68   3.57
Advisor Class
Actual   1,000.00   1,066.20   5.05
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.32   4.94
I Class
Actual   1,000.00   1,068.30   3.02
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.28   2.96
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.70%,
the
2
Advisor Class was 0.97%, and the
3
I Class was 0.58%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
NET ASSET VALUE
Beginning of period $ 29 .73 $ 36 .96 $ 34 .11 $ 31 .22 $ 26 .53
Investment activities
Net investment income
(1)(2)
0 .77 0 .49 0 .35 0 .40 0 .49
Net realized and unrealized gain/
loss 4 .81 ( 4 .91 ) 5 .91 5 .21 6 .02
Total from investment activities 5 .58 ( 4 .42 ) 6 .26 5 .61 6 .51
Distributions
Net investment income ( 0 .71 ) ( 0 .47 ) ( 0 .35 ) ( 0 .40 ) ( 0 .48 )
Net realized gain ( 0 .69 ) ( 2 .34 ) ( 3 .06 ) ( 2 .32 ) ( 1 .34 )
Total distributions ( 1 .40 ) ( 2 .81 ) ( 3 .41 ) ( 2 .72 ) ( 1 .82 )
NET ASSET VALUE
End of period $ 33 .91 $ 29 .73 $ 36 .96 $ 34 .11 $ 31 .22
Ratios/Supplemental Data
Total return
(2)(3)
18 .83% ( 11 .94 ) % 18 .53% 18 .16% 24 .61%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .73% 0 .73% 0 .70% 0 .70% 0 .70%
Net expenses after waivers/
payments by Price Associates 0 .70% 0 .71% 0 .68% 0 .69% 0 .70%
Net investment income 2 .38% 1 .45% 0 .95% 1 .26% 1 .61%
Portfolio turnover rate 65 .1% 83 .9% 47 .8% 87 .3% 44 .8%
Net assets, end of period (in
millions) $31,624 $26,104 $40,460 $35,253 $30,822
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
NET ASSET VALUE
Beginning of period $ 29 .30 $ 36 .49 $ 33 .70 $ 30 .88 $ 26 .27
Investment activities
Net investment income
(1)(2)
0 .68 0 .40 0 .24 0 .31 0 .40
Net realized and unrealized gain/
loss 4 .73 ( 4 .85 ) 5 .84 5 .13 5 .94
Total from investment activities 5 .41 ( 4 .45 ) 6 .08 5 .44 6 .34
Distributions
Net investment income ( 0 .63 ) ( 0 .40 ) ( 0 .23 ) ( 0 .30 ) ( 0 .39 )
Net realized gain ( 0 .69 ) ( 2 .34 ) ( 3 .06 ) ( 2 .32 ) ( 1 .34 )
Total distributions ( 1 .32 ) ( 2 .74 ) ( 3 .29 ) ( 2 .62 ) ( 1 .73 )
NET ASSET VALUE
End of period $ 33 .39 $ 29 .30 $ 36 .49 $ 33 .70 $ 30 .88
Ratios/Supplemental Data
Total return
(2)(3)
18 .52% ( 12 .18 ) % 18 .22% 17 .80% 24 .20%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .99% 0 .99% 0 .99% 1 .00% 0 .99%
Net expenses after waivers/
payments by Price Associates 0 .96% 0 .97% 0 .97% 0 .99% 0 .99%
Net investment income 2 .12% 1 .22% 0 .66% 0 .97% 1 .32%
Portfolio turnover rate 65 .1% 83 .9% 47 .8% 87 .3% 44 .8%
Net assets, end of period (in
millions) $759 $654 $795 $770 $866
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
NET ASSET VALUE
Beginning of period $ 29 .72 $ 36 .99 $ 34 .14 $ 31 .24 $ 26 .55
Investment activities
Net investment income
(1)(2)
0 .81 0 .56 0 .40 0 .44 0 .52
Net realized and unrealized gain/
loss 4 .82 ( 4 .95 ) 5 .91 5 .22 6 .02
Total from investment activities 5 .63 ( 4 .39 ) 6 .31 5 .66 6 .54
Distributions
Net investment income ( 0 .76 ) ( 0 .54 ) ( 0 .40 ) ( 0 .44 ) ( 0 .51 )
Net realized gain ( 0 .69 ) ( 2 .34 ) ( 3 .06 ) ( 2 .32 ) ( 1 .34 )
Total distributions ( 1 .45 ) ( 2 .88 ) ( 3 .46 ) ( 2 .76 ) ( 1 .85 )
NET ASSET VALUE
End of period $ 33 .90 $ 29 .72 $ 36 .99 $ 34 .14 $ 31 .24
Ratios/Supplemental Data
Total return
(2)(3)
18 .98% ( 11 .84 ) % 18 .67% 18 .31% 24 .70%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .60% 0 .60% 0 .59% 0 .59% 0 .60%
Net expenses after waivers/
payments by Price Associates 0 .58% 0 .58% 0 .57% 0 .58% 0 .59%
Net investment income 2 .50% 1 .67% 1 .06% 1 .37% 1 .70%
Portfolio turnover rate 65 .1% 83 .9% 47 .8% 87 .3% 44 .8%
Net assets, end of period (in
millions) $24,084 $18,698 $12,654 $8,901 $6,246
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Capital Appreciation Fund
December 31, 2023

Portfolio of Investments
‡
Shares/Par $ Value
(Cost and value in $000s)
‡
ASSET-BACKED SECURITIES 0.1%
Domino's Pizza Master Issuer
Series 2017-1A, Class A23
4.118%, 7/25/47  (1) 22,309,164 21,278
Domino's Pizza Master Issuer
Series 2019-1A, Class A2
3.668%, 10/25/49  (1) 17,823,768 16,261
Total Asset-Backed Securities (Cost $39,941) 37,539
BANK LOANS 9.1% (2)
1011778 BC ULC, FRN
1M TSFR + 2.25%, 7.606%, 9/23/30  32,054,123 32,042
ADMI, FRN
1M TSFR + 3.00%, 8.47%, 4/30/25  18,664,694 18,600
ADMI, FRN
1M TSFR + 3.38%, 8.845%, 12/23/27  56,385,496 53,087
ADMI, FRN
1M TSFR + 3.75%, 9.22%, 12/23/27  137,843,899 130,607
Alliant Holdings Intermediate, FRN
1M TSFR + 3.50%, 8.865%, 11/6/30  262,755,062 263,609
Applied Systems, FRN
3M TSFR + 4.50%, 9.848%, 9/18/26  300,729,798 301,789
Applied Systems, FRN
3M TSFR + 6.75%, 12.098%, 9/17/27  59,407,364 59,662
AssuredPartners , FRN
1M TSFR + 3.50%, 8.856%, 2/12/27  9,592,890 9,607
AssuredPartners , FRN
1M TSFR + 3.50%, 8.97%, 2/12/27  9,573,997 9,586
AssuredPartners , FRN
1M TSFR + 3.75%, 9.22%, 2/12/27  96,852,914 97,026
AssuredPartners , FRN, Refinancing
1M TSFR + 3.50%, 8.97%, 2/12/27  16,607,760 16,635
AthenaHealth Group, FRN
1M TSFR + 3.25%, 8.606%, 2/15/29  169,519,931 168,588
Avantor Funding, FRN
1M TSFR + 2.25%, 7.706%, 11/8/27  6,725,551 6,735
Azalea Topco, FRN
1M TSFR + 3.50%, 8.97%, 7/24/26  166,628,500 164,629
Azalea Topco, FRN
1M TSFR + 3.75%, 9.206%, 7/24/26  33,742,168 33,278
Azalea Topco, FRN
1M TSFR + 3.75%, 9.22%, 7/24/26  59,166,056 58,279
BroadStreet Partners, FRN
1M TSFR + 3.00%, 8.47%, 1/27/27  6,276,565 6,276

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
BroadStreet Partners, FRN
1M TSFR + 3.75%, 9.106%, 1/27/29  105,324,339 105,489
Charter Communications Operating, FRN
1M TSFR + 1.75%, 7.133%, 2/1/27  53,847,592 53,814
Epicor Software, FRN
1M TSFR + 3.25%, 8.72%, 7/30/27  (3) 9,711,010 9,736
Epicor Software, FRN
1M TSFR + 3.75%, 9.106%, 7/30/27  6,446,275 6,498
Filtration Group, FRN
1M TSFR + 3.50%, 8.97%, 10/21/28  (3) 84,806,149 84,835
Filtration Group, FRN
1M TSFR + 4.25%, 9.72%, 10/21/28  149,109,942 149,607
Filtration Group, FRN
3M EURIBOR + 4.25%, 8.093%, 10/21/28 (EUR)  73,774,541 81,138
Heartland Dental, FRN
1M TSFR + 5.00%, 10.358%, 4/28/28  160,414,432 159,838
Hilton Domestic Operating, FRN
1M TSFR + 1.75%, 7.207%, 6/21/28  138,329,259 138,531
Howden Group Holdings, FRN
1M USD LIBOR + 3.25%, 8.75%, 11/12/27  162,133,771 162,281
HUB International, FRN
1M TSFR + 4.25%, 9.662%, 6/20/30  794,579,573 797,575
HUB International, FRN
3M TSFR + 4.00%, 9.369%, 11/10/29  44,340,935 44,482
IRB Holding, FRN
1M TSFR + 3.00%, 8.456%, 12/15/27  (3) 126,361,027 126,451
Loire Finco Luxembourg, FRN
1M TSFR + 3.50%, 8.956%, 4/21/27  (3) 143,369,532 139,546
Loire Finco Luxembourg, FRN
1M TSFR + 3.75%, 9.206%, 4/21/27  22,541,264 21,944
Mileage Plus Holdings, FRN
3M TSFR + 5.25%, 10.77%, 6/21/27  183,374,596 189,401
Quartz Acquireco , FRN
1M TSFR + 3.50%, 8.856%, 6/28/30  (4) 5,737,869 5,752
RealPage , FRN
1M TSFR + 3.00%, 8.47%, 4/24/28  167,613,732 166,085
RealPage , FRN
1M TSFR + 6.50%, 11.97%, 4/23/29  6,300,000 6,284
Ryan Specialty, FRN
1M TSFR + 3.00%, 8.456%, 9/1/27  36,375,841 36,285
SBA Senior Finance II, FRN
1M TSFR + 1.75%, 7.21%, 4/11/25  74,031,457 74,091
SkyMiles IP, FRN
1M TSFR + 3.75%, 9.166%, 10/20/27  (3) 65,715,165 67,214
Sophia, FRN
1M TSFR + 4.25%, 9.606%, 10/7/27  21,294,960 21,246

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Sophia, FRN
3M TSFR + 3.50%, 8.956%, 10/7/27  70,989,124 71,056
Storable, FRN
1M TSFR + 3.50%, 8.80%, 4/17/28  31,690,925 31,592
Sunshine Luxembourg VII, FRN
3M TSFR + 3.50%, 8.948%, 10/1/26  (3) 120,667,316 121,185
Trans Union, FRN
1M TSFR + 1.75%, 7.206%, 11/16/26  (3) 34,920,983 34,944
TransDigm , FRN
1M TSFR + 3.25%, 8.598%, 2/22/27  3,247,423 3,259
UKG, FRN
3M TSFR + 3.25%, 8.68%, 5/4/26  382,960,671 383,585
USI, FRN
1M TSFR + 3.00%, 8.356%, 11/22/29  164,594,045 164,723
USI, FRN
1M TSFR + 3.25%, 8.598%, 9/27/30  252,866,924 252,945
Total Bank Loans (Cost $5,099,539) 5,141,447
BOND MUTUAL FUNDS 1.5%
T. Rowe Price Institutional Floating Rate Fund – Institutional Class,
8.67%  (5)(6) 89,077,208 842,670
Total Bond Mutual Funds (Cost $861,145) 842,670
COMMON STOCKS 61.9%
COMMUNICATION SERVICES 4.1%
Interactive Media & Services 4.1%
Alphabet, Class A  (7)(8) 12,151,122 1,697,390
Meta Platforms, Class A  (7) 1,773,549 627,766
Total Communication Services 2,325,156
CONSUMER DISCRETIONARY 5.0%
Automobile Components 0.4%
Mobileye Global, Class A  (7) 4,584,471 198,599
198,599
Broadline Retail 2.4%
Amazon.com (7)(8) 8,721,410 1,325,131
1,325,131
Hotels, Restaurants & Leisure 2.2%
Hilton Worldwide Holdings  (8) 1,841,242 335,272
Yum! Brands  (8) 6,940,528 906,849
1,242,121
Total Consumer Discretionary 2,765,851

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
CONSUMER STAPLES 0.5%
Beverages 0.5%
Keurig Dr Pepper (8) 8,962,961 298,646
Total Consumer Staples 298,646
ENERGY 1.8%
Oil, Gas & Consumable Fuels 1.8%
Canadian Natural Resources  9,622,290 630,452
Chesapeake Energy  4,116,000 316,685
EOG Resources  583,205 70,539
Total Energy 1,017,676
FINANCIALS 6.5%
Banks 0.6%
PNC Financial Services Group  (8) 2,332,493 361,186
361,186
Capital Markets 2.8%
Goldman Sachs Group  1,199,000 462,538
Intercontinental Exchange  (8) 4,260,372 547,160
KKR  (8) 5,558,875 460,553
S&P Global  (8) 293,685 129,374
1,599,625
Financial Services 2.4%
Mastercard , Class A  (8) 1,590,991 678,573
Visa, Class A  (8) 2,610,715 679,700
1,358,273
Insurance 0.7%
Hockey Parent Holdings, Acquisition Date: 9/14/23,
Cost $123,055  (4)(7)(9) 123,055 123,055
Marsh & McLennan  (8) 1,508,160 285,751
408,806
Total Financials 3,727,890
HEALTH CARE 12.3%
Biotechnology 2.1%
AbbVie (8) 3,110,041 481,963
Biogen  (7) 2,272,295 588,002
Karuna Therapeutics (7) 324,667 102,760
1,172,725
Health Care Equipment & Supplies 3.5%
Becton Dickinson & Company  (8) 4,753,861 1,159,134
GE HealthCare Technologies  (8) 4,697,441 363,206
Stryker  (8) 584,755 175,111

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Teleflex  1,146,310 285,821
1,983,272
Health Care Providers & Services 2.6%
Humana  108,500 49,672
UnitedHealth Group  (8) 2,734,867 1,439,826
1,489,498
Life Sciences Tools & Services 3.4%
Avantor   (7) 7,515,624 171,582
Danaher  (8) 2,844,450 658,035
Revvity  (5) 9,979,653 1,090,876
1,920,493
Pharmaceuticals 0.7%
Eli Lilly  713,200 415,738
415,738
Total Health Care 6,981,726
INDUSTRIALS & BUSINESS SERVICES 7.2%
Commercial Services & Supplies 2.0%
Republic Services  (8) 680,901 112,287
Waste Connections  6,948,087 1,037,141
1,149,428
Industrial Conglomerates 1.4%
General Electric  901,563 115,067
Roper Technologies  (8) 1,249,552 681,218
796,285
Machinery 3.5%
Fortive   (8) 16,085,822 1,184,399
Ingersoll Rand  9,989,399 772,580
1,956,979
Professional Services 0.3%
Equifax (8) 739,166 182,788
182,788
Total Industrials & Business Services 4,085,480
INFORMATION TECHNOLOGY 13.9%
Electronic Equipment, Instruments & Components 1.2%
Teledyne Technologies  (7) 1,452,064 648,042
648,042
Semiconductors & Semiconductor Equipment 2.1%
NVIDIA (8) 1,705,900 844,796
NXP Semiconductors  (8) 1,396,055 320,646
1,165,442

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Software 8.7%
Aurora Innovation  (7) 74,222,591 324,353
Intuit  1,109,600 693,533
Microsoft  (8) 7,518,762 2,827,355
PTC  (7) 2,653,629 464,279
Salesforce  (7)(8) 2,386,848 628,075
4,937,595
Technology Hardware, Storage & Peripherals 1.9%
Apple (8) 5,482,038 1,055,457
1,055,457
Total Information Technology 7,806,536
MATERIALS 0.9%
Chemicals 0.9%
Linde (8) 1,277,422 524,650
Total Materials 524,650
REAL ESTATE 0.3%
Specialized Real Estate Investment Trusts 0.3%
SBA Communications, REIT  621,825 157,751
Total Real Estate 157,751
UTILITIES 5.2%
Electric Utilities 2.4%
Exelon (8) 18,339,638 658,393
Xcel Energy  10,814,484 669,525
1,327,918
Multi-Utilities 2.8%
Ameren (8) 9,579,309 692,967
CenterPoint Energy  15,789,180 451,097
DTE Energy  3,929,696 433,288
1,577,352
Total Utilities 2,905,270
Total Miscellaneous Common Stocks  4.2%  (10) 2,368,316
Total Common Stocks (Cost $24,444,160) 34,964,948
CONVERTIBLE PREFERRED STOCKS 0.2%
INFORMATION TECHNOLOGY 0.2%
Software 0.2%
Waymo , Series A-2, Acquisition Date: 5/8/20, Cost $183,922  (4)
(7)(9) 2,141,932 122,197

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Waymo , Series B-2, Acquisition Date: 6/11/21, Cost $16,282  (4)
(7)(9) 177,514 10,127
Total Information Technology 132,324
Total Convertible Preferred Stocks (Cost $200,204) 132,324
CORPORATE BONDS 9.7%
Alliant Holdings Intermediate, 4.25%, 10/15/27  (1) 14,488,000 13,764
Alliant Holdings Intermediate, 5.875%, 11/1/29  (1) 22,598,000 21,299
Alliant Holdings Intermediate, 6.75%, 10/15/27  (1) 74,120,000 73,657
Alliant Holdings Intermediate, 6.75%, 4/15/28  (1) 161,771,000 165,815
Alliant Holdings Intermediate, 7.00%, 1/15/31  (1) 162,810,000 171,154
AmWINS Group, 4.875%, 6/30/29  (1) 20,741,000 18,874
Avantor Funding, 3.875%, 11/1/29  (1) 97,085,000 88,226
Avantor Funding, 4.625%, 7/15/28  (1) 131,224,000 124,335
Ball, 6.00%, 6/15/29  54,727,000 55,685
Becton Dickinson & Company, 3.70%, 6/6/27  14,171,000 13,734
Biogen, 3.15%, 5/1/50  37,169,000 26,030
Black Knight InfoServ , 3.625%, 9/1/28  (1) 10,366,000 9,809
Booz Allen Hamilton, 3.875%, 9/1/28  (1) 29,827,000 28,224
Booz Allen Hamilton, 4.00%, 7/1/29  (1) 16,001,000 15,001
Booz Allen Hamilton, 5.95%, 8/4/33  16,093,000 17,058
BroadStreet Partners, 5.875%, 4/15/29  (1) 34,713,000 32,283
CCO Holdings, 5.00%, 2/1/28  (1) 256,669,000 245,119
CCO Holdings, 5.125%, 5/1/27  (1) 325,849,000 315,259
CCO Holdings, 5.50%, 5/1/26  (1) 14,339,000 14,177
Cedar Fair, 5.25%, 7/15/29  75,165,000 70,749
Cedar Fair, 5.375%, 4/15/27  94,748,000 92,853
Cedar Fair, 5.50%, 5/1/25  (1) 59,417,000 59,046
Cedar Fair, 6.50%, 10/1/28  64,078,000 63,677
Charles River Laboratories International, 3.75%, 3/15/29  (1) 47,375,000 43,467
Charles River Laboratories International, 4.00%, 3/15/31  (1) 39,757,000 35,881
Charles River Laboratories International, 4.25%, 5/1/28  (1) 14,116,000 13,393
Clarios Global, 6.25%, 5/15/26  (1) 21,420,000 21,339
Clarios Global, 6.75%, 5/15/25  (1) 15,510,000 15,549
Clarios Global, 8.50%, 5/15/27  (1) 76,373,000 76,755
Clarivate Science Holdings, 3.875%, 7/1/28  (1) 10,499,000 9,843
Clarivate Science Holdings, 4.875%, 7/1/29  (1) 7,492,000 7,005
Crowdstrike Holdings, 3.00%, 2/15/29  5,731,000 5,165
Delta Air Lines, 4.75%, 10/20/28  (1) 47,509,046 46,790
Gartner, 3.625%, 6/15/29  (1) 40,131,000 36,218
Gartner, 3.75%, 10/1/30  (1) 12,904,000 11,372
Gartner, 4.50%, 7/1/28  (1) 18,170,000 17,193
GE HealthCare Technologies, 5.65%, 11/15/27  3,261,000 3,377
GFL Environmental, 4.00%, 8/1/28  (1) 26,383,000 24,305

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
GFL Environmental, 4.375%, 8/15/29  (1) 20,415,000 18,833
GFL Environmental, 4.75%, 6/15/29  (1) 54,372,000 51,042
GFL Environmental, 6.75%, 1/15/31  (1) 16,247,000 16,735
Heartland Dental, 8.50%, 5/1/26  (1) 65,708,000 64,476
Heartland Dental, 10.50%, 4/30/28  (1) 47,725,000 49,515
Hilton Domestic Operating, 3.625%, 2/15/32  (1) 58,687,000 51,058
Hilton Domestic Operating, 3.75%, 5/1/29  (1) 52,441,000 48,377
Hilton Domestic Operating, 4.00%, 5/1/31  (1) 79,188,000 72,457
Hilton Domestic Operating, 4.875%, 1/15/30  49,352,000 47,686
Hilton Domestic Operating, 5.375%, 5/1/25  (1) 20,764,000 20,712
Hilton Domestic Operating, 5.75%, 5/1/28  (1) 47,347,000 47,229
Hilton Worldwide Finance, 4.875%, 4/1/27  14,542,000 14,251
Hologic , 3.25%, 2/15/29  (1) 23,500,000 21,150
Howmet Aerospace, 3.00%, 1/15/29  21,501,000 19,620
Howmet Aerospace, 5.90%, 2/1/27  3,193,000 3,273
HUB International, 5.625%, 12/1/29  (1) 34,550,000 32,823
HUB International, 7.00%, 5/1/26  (1) 323,573,000 323,573
HUB International, 7.25%, 6/15/30  (1) 530,482,000 558,332
Intercontinental Exchange, 4.00%, 9/15/27  6,419,000 6,311
IQVIA, 5.00%, 5/15/27  (1) 31,266,000 30,602
IQVIA, 5.70%, 5/15/28  (1) 64,099,000 65,060
IQVIA, 6.50%, 5/15/30  (1) 15,969,000 16,328
KFC Holding, 4.75%, 6/1/27  (1) 139,039,000 137,301
Korn Ferry, 4.625%, 12/15/27  (1) 26,409,000 25,452
Lamar Media, 3.625%, 1/15/31  4,636,000 4,103
Lamar Media, 3.75%, 2/15/28  29,116,000 27,442
Lamar Media, 4.875%, 1/15/29  5,200,000 5,031
Life Time, 5.75%, 1/15/26  (1) 51,928,000 51,279
Live Nation Entertainment, 4.875%, 11/1/24  (1) 3,634,000 3,589
Mileage Plus Holdings, 6.50%, 6/20/27  (1) 68,999,680 69,258
Mirant, EC, 7.90%, 7/15/09  (1)(4)(7) 16,000,000 —
MSCI, 3.25%, 8/15/33  (1) 29,815,000 24,858
MSCI, 3.625%, 9/1/30  (1) 67,207,000 60,822
MSCI, 3.625%, 11/1/31  (1) 41,144,000 36,104
MSCI, 3.875%, 2/15/31  (1) 44,538,000 40,251
MSCI, 4.00%, 11/15/29  (1) 40,207,000 37,795
Pioneer Natural Resources, 1.125%, 1/15/26  4,515,000 4,196
Pioneer Natural Resources, 2.15%, 1/15/31  11,289,000 9,618
Pioneer Natural Resources, 5.10%, 3/29/26  9,274,000 9,341
PRA Health Sciences, 2.875%, 7/15/26  (1) 16,684,000 15,641
PTC, 4.00%, 2/15/28  (1) 6,320,000 5,972
Ryan Specialty, 4.375%, 2/1/30  (1) 13,042,000 12,096
SBA Communications, 3.125%, 2/1/29  69,938,000 62,769
SBA Communications, 3.875%, 2/15/27  71,819,000 68,408
SBA Tower Trust, 6.599%, 1/15/28  (1) 2,575,000 2,639
Sensata Technologies, 3.75%, 2/15/31  (1) 30,673,000 26,839

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Sensata Technologies, 4.00%, 4/15/29  (1) 39,128,000 35,998
Sensata Technologies, 4.375%, 2/15/30  (1) 12,299,000 11,438
Sensata Technologies, 5.00%, 10/1/25  (1) 23,727,000 23,667
Sensata Technologies, 5.875%, 9/1/30  (1) 26,938,000 26,635
Service Corp. International, 3.375%, 8/15/30  25,671,000 22,526
Service Corp. International, 4.625%, 12/15/27  5,264,000 5,093
Six Flags Entertainment, 5.50%, 4/15/27  (1) 115,591,000 112,412
Six Flags Theme Parks, 7.00%, 7/1/25  (1) 29,816,000 29,853
Surgery Center Holdings, 10.00%, 4/15/27  (1) 29,057,000 29,457
Teleflex, 4.25%, 6/1/28  (1) 5,408,000 5,124
Teleflex, 4.625%, 11/15/27  31,363,000 30,500
TransDigm , 5.50%, 11/15/27  42,679,000 41,825
TransDigm , 6.25%, 3/15/26  (1) 102,777,000 102,263
TransDigm , 7.125%, 12/1/31  (1) 26,020,000 27,256
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25  737,909 708
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25  4,144,904 3,941
United Airlines PTT, Series 2012-1, Class A, 4.15%, 4/11/24  7,069,122 6,999
USI, 7.50%, 1/15/32  (1) 130,308,000 133,077
Vail Resorts, 6.25%, 5/15/25  (1) 16,059,000 16,019
Yum! Brands, 3.625%, 3/15/31  51,278,000 46,150
Yum! Brands, 4.625%, 1/31/32  96,704,000 90,298
Yum! Brands, 4.75%, 1/15/30  (1) 39,563,000 38,277
Yum! Brands, 5.35%, 11/1/43  73,562,000 71,539
Yum! Brands, 5.375%, 4/1/32  118,006,000 115,646
Yum! Brands, 6.875%, 11/15/37  32,250,000 35,193
Total Miscellaneous Corporate Bonds  0.0%  (10) 750
Total Corporate Bonds (Cost $5,428,694) 5,486,371
PREFERRED STOCKS 0.2%
FINANCIALS 0.0%
Financial Services 0.0%
Charles Schwab, Series D, 5.95%  (11) 79,433 1,994
Total Financials 1,994
UTILITIES 0.2%
Electric Utilities 0.2%
CMS Energy, 5.875%, 10/15/78  (5) 1,648,966 40,812
CMS Energy, 5.875%, 3/1/79  (5) 1,205,279 30,096
SCE Trust IV, Series J, VR, 5.375%  (5)(11)(12) 992,520 21,835
92,743

T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Gas & Gas Transmission 0.0%
NiSource, Series B, VR, 6.50%  (11)(12) 490,204 12,235
12,235
Total Utilities 104,978
Total Preferred Stocks (Cost $110,410) 106,972
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED) 11.3%
U.S. Treasury Obligations 11.3%
U.S. Treasury Notes, 3.375%, 5/15/33  2,647,821,700 2,545,219
U.S. Treasury Notes, 3.50%, 2/15/33  675,132,700 655,617
U.S. Treasury Notes, 3.875%, 8/15/33  1,773,025,300 1,773,579
U.S. Treasury Notes, 4.50%, 11/15/33  1,322,642,000 1,390,841
6,365,256
Total U.S. Government Agency Obligations (Excluding
Mortgage-Backed) (Cost $6,178,311) 6,365,256
SHORT-TERM INVESTMENTS 5.7%
Money Market Funds 5.7%
T. Rowe Price Government Reserve Fund, 5.42%  (5)(13) 3,237,133,005 3,237,133
Total Short-Term Investments (Cost $3,237,133) 3,237,133
Total Investments in Securities
99.7% of Net Assets
(Cost $45,599,537) $ 56,314,660
‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to
$4,422,365 and represents 7.8% of net assets.
(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(3) All or a portion of this loan is unsettled as of December 31, 2023. The interest rate for unsettled loans will be determined upon settlement after period end.
(4) See Note 2. Level 3 in fair value hierarchy.
(5) Affiliated Companies
(6) SEC 30-day yield
(7) Non-income producing

T. ROWE PRICE Capital Appreciation Fund

.
.
.
.
.
.
.
.
.
.
(8) All or a portion of this security is pledged to cover or as collateral for written call options at December 31, 2023.
(9) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$255,379 and represents 0.5% of net assets.
(10) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(11) Perpetual security with no stated maturity date.
(12) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(13) Seven-day yield
1M TSFR One month term SOFR (Secured overnight financing rate)
1M USD LIBOR One month USD LIBOR (London interbank offered rate)
3M EURIBOR Three month EURIBOR (Euro interbank offered rate)
3M TSFR Three month term SOFR (Secured overnight financing rate)
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR Euro
FRN Floating Rate Note
OTC Over-the-counter
PTT Pass-Through Trust
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
OPTIONS WRITTEN (0.2)%
OTC Options Written (0.2)%
Counterparty Description Contracts
Notional
Amount $ Value
Citibank
AbbVie, Call, 1/17/25 @
$160.00 3,998 61,957 (4,428)
Citibank
AbbVie, Call, 1/17/25 @
$165.00 3,997 61,941 (3,587)
Citibank
AbbVie, Call, 1/17/25 @
$175.00 5,094 78,942 (2,751)
JPMorgan Chase
AbbVie, Call, 1/19/24 @
$175.00 2,554 39,579 (27)
JPMorgan Chase
AbbVie, Call, 1/19/24 @
$180.00 3,828 59,322 (12)
JPMorgan Chase
AbbVie, Call, 1/19/24 @
$185.00 1,271 19,697 (1)
JPMorgan Chase
AbbVie, Call, 1/19/24 @
$195.00 1,271 19,697 (23)
JPMorgan Chase
AbbVie, Call, 1/19/24 @
$200.00 1,271 19,697 (19)
JPMorgan Chase
AbbVie, Call, 1/17/25 @
$165.00 3,908 60,562 (3,507)
JPMorgan Chase
AbbVie, Call, 1/17/25 @
$170.00 3,908 60,562 (2,599)
Citibank
Alphabet, Class A, Call,
1/19/24 @ $142.00 6,415 89,611 (1,267)
Wells Fargo Bank
Amazon.com, Call, 1/19/24
@ $135.00 6,452 98,032 (11,356)
UBS Investment Bank
Analog Devices, Call,
1/19/24 @ $200.00 1,606 31,889 (538)
UBS Investment Bank
Analog Devices, Call,
1/19/24 @ $210.00 322 6,394 (15)
UBS Investment Bank
Analog Devices, Call,
6/21/24 @ $210.00 322 6,394 (320)
UBS Investment Bank
Analog Devices, Call,
6/21/24 @ $220.00 322 6,394 (206)
JPMorgan Chase
Apple, Call, 1/19/24 @
$195.00 3,851 74,143 (813)
JPMorgan Chase
Apple, Call, 1/19/24 @
$200.00 3,208 61,764 (220)
JPMorgan Chase
Apple, Call, 1/19/24 @
$205.00 643 12,380 (12)
Goldman Sachs
Becton Dickinson &
Company, Call, 1/19/24 @
$270.00 1,923 46,888 (29)

T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Goldman Sachs
Becton Dickinson &
Company, Call, 1/19/24 @
$280.00 1,923 46,889 (10)
Goldman Sachs
Becton Dickinson &
Company, Call, 1/19/24 @
$290.00 1,261 30,747 (47)
Goldman Sachs
Becton Dickinson &
Company, Call, 1/19/24 @
$300.00 1,261 30,747 (6)
JPMorgan Chase
Danaher, Call, 1/19/24 @
$290.00 3,172 73,381 (119)
JPMorgan Chase
Danaher, Call, 1/19/24 @
$300.00 625 14,459 (19)
JPMorgan Chase
Danaher, Call, 1/19/24 @
$310.00 625 14,459 (23)
JPMorgan Chase
Danaher, Call, 1/19/24 @
$320.00 625 14,459 (9)
Citibank
Equifax, Call, 1/19/24 @
$230.00 322 7,963 (623)
Citibank
Equifax, Call, 1/19/24 @
$240.00 321 7,938 (353)
JPMorgan Chase
Exelon, Call, 1/19/24 @
$45.00 18,205 65,356 (46)
JPMorgan Chase
Exelon, Call, 1/19/24 @
$47.00 4,322 15,516 (11)
JPMorgan Chase
Exelon, Call, 1/19/24 @
$50.00 4,683 16,812 (12)
JPMorgan Chase
Exelon, Call, 6/21/24 @
$47.00 643 2,308 (5)
Wells Fargo Bank
GE HealthCare
Technologies, Call, 1/19/24
@ $85.00 1,285 9,936 (10)
Wells Fargo Bank
GE HealthCare
Technologies, Call, 1/19/24
@ $90.00 3,851 29,776 (10)
Wells Fargo Bank
Hilton Worldwide Holdings,
Call, 1/19/24 @ $160.00 1,283 23,362 (2,746)
Citibank
Intercontinental Exchange,
Call, 1/19/24 @ $115.00 3,837 49,278 (5,314)
Citibank
Intercontinental Exchange,
Call, 1/17/25 @ $125.00 4,511 57,935 (7,330)
Citibank
Intercontinental Exchange,
Call, 1/17/25 @ $130.00 4,511 57,935 (5,661)
Citibank
Keurig Dr Pepper, Call,
1/19/24 @ $37.00 3,368 11,222 (8)

T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Citibank
Keurig Dr Pepper, Call,
1/19/24 @ $40.00 3,368 11,222 (8)
Citibank
Keurig Dr Pepper, Call,
1/17/25 @ $35.00 9,112 30,361 (1,709)
Citibank
Keurig Dr Pepper, Call,
1/17/25 @ $37.00 9,112 30,361 (1,344)
UBS Investment Bank
KKR, Call, 1/19/24 @
$65.00 643 5,327 (1,154)
Wells Fargo Bank
Linde, Call, 1/19/24 @
$390.00 1,279 52,530 (2,961)
Wells Fargo Bank
Linde, Call, 1/19/24 @
$395.00 321 13,184 (587)
Wells Fargo Bank
Linde, Call, 1/19/24 @
$410.00 321 13,184 (220)
Wells Fargo Bank
Linde, Call, 1/17/25 @
$460.00 1,369 56,226 (2,444)
Wells Fargo Bank
Linde, Call, 1/17/25 @
$480.00 1,369 56,226 (1,718)
Goldman Sachs
Marsh & McLennan, Call,
1/19/24 @ $200.00 321 6,082 (4)
Goldman Sachs
Marsh & McLennan, Call,
7/19/24 @ $210.00 1,432 27,132 (415)
Goldman Sachs
Marsh & McLennan, Call,
7/19/24 @ $220.00 1,432 27,132 (168)
Goldman Sachs
Mastercard , Class A, Call,
1/19/24 @ $410.00 1,918 81,805 (3,606)
Goldman Sachs
Mastercard , Class A, Call,
1/19/24 @ $420.00 1,594 67,986 (1,658)
Goldman Sachs
Mastercard , Class A, Call,
1/19/24 @ $425.00 321 13,691 (226)
Goldman Sachs
Mastercard , Class A, Call,
1/19/24 @ $430.00 1,272 54,252 (560)
UBS Investment Bank
Microsoft, Call, 1/19/24 @
$360.00 1,284 48,283 (2,382)
UBS Investment Bank
Microsoft, Call, 1/19/24 @
$365.00 482 18,125 (704)
UBS Investment Bank
Microsoft, Call, 1/19/24 @
$375.00 1,284 48,284 (976)
UBS Investment Bank
Microsoft, Call, 1/19/24 @
$385.00 482 18,125 (155)
Wells Fargo Bank
NXP Semiconductors, Call,
1/19/24 @ $210.00 643 14,768 (1,376)
Wells Fargo Bank
NXP Semiconductors, Call,
1/19/24 @ $220.00 643 14,768 (797)

T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Wells Fargo Bank
NXP Semiconductors, Call,
6/21/24 @ $220.00 482 11,070 (1,277)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/19/24 @
$170.00 1,525 23,615 (65)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/19/24 @
$175.00 2,478 38,372 (43)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/19/24 @
$185.00 933 14,447 (5)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/19/24 @
$190.00 933 14,447 (5)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/19/24 @
$200.00 933 14,448 (2)
Wells Fargo Bank
Republic Services, Call,
7/19/24 @ $170.00 651 10,736 (446)
Wells Fargo Bank
Republic Services, Call,
7/19/24 @ $175.00 651 10,736 (280)
Citibank
Roper Technologies, Call,
2/16/24 @ $510.00 322 17,554 (1,341)
Citibank
Roper Technologies, Call,
12/20/24 @ $580.00 1,267 69,073 (3,820)
Citibank
Roper Technologies, Call,
12/20/24 @ $600.00 1,267 69,073 (2,667)
Bank of America
S&P Global, Call, 1/19/24 @
$400.00 429 18,898 (1,823)
Bank of America
S&P Global, Call, 1/19/24 @
$410.00 207 9,119 (681)
Bank of America
S&P Global, Call, 1/19/24 @
$420.00 429 18,898 (1,000)
Bank of America
S&P Global, Call, 1/19/24 @
$430.00 207 9,119 (302)
Bank of America
S&P Global, Call, 1/19/24 @
$450.00 207 9,119 (63)
Bank of America
S&P Global, Call, 1/19/24 @
$470.00 207 9,119 (6)
UBS Investment Bank
S&P Global, Call, 1/19/24 @
$400.00 321 14,141 (1,364)
UBS Investment Bank
S&P Global, Call, 1/19/24 @
$410.00 321 14,141 (1,056)
Goldman Sachs
Salesforce, Call, 1/19/24 @
$230.00 964 25,367 (3,256)

T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Goldman Sachs
Salesforce, Call, 1/19/24 @
$240.00 964 25,367 (2,376)
Goldman Sachs
Salesforce, Call, 6/21/24 @
$230.00 322 8,473 (1,463)
Goldman Sachs
Salesforce, Call, 6/21/24 @
$240.00 322 8,473 (1,237)
Wells Fargo Bank
Stryker, Call, 1/19/24 @
$290.00 1,271 38,061 (1,589)
Wells Fargo Bank
Stryker, Call, 1/19/24 @
$300.00 1,271 38,061 (705)
Wells Fargo Bank
Stryker, Call, 1/19/24 @
$310.00 958 28,688 (168)
Wells Fargo Bank
Stryker, Call, 1/19/24 @
$320.00 1,013 30,335 (46)
Wells Fargo Bank
Stryker, Call, 1/17/25 @
$330.00 602 18,027 (1,198)
Wells Fargo Bank
Stryker, Call, 1/17/25 @
$340.00 602 18,027 (1,041)
Citibank
UnitedHealth Group, Call,
1/17/25 @ $580.00 2,096 110,348 (6,409)
JPMorgan Chase
UnitedHealth Group, Call,
1/19/24 @ $550.00 642 33,799 (183)
JPMorgan Chase
UnitedHealth Group, Call,
1/17/25 @ $600.00 2,209 116,297 (5,230)
Goldman Sachs
Visa, Class A, Call, 1/19/24
@ $240.00 2,227 57,980 (4,782)
Goldman Sachs
Visa, Class A, Call, 1/19/24
@ $245.00 963 25,072 (1,627)
Goldman Sachs
Visa, Class A, Call, 1/19/24
@ $250.00 1,905 49,597 (2,276)
Goldman Sachs
Visa, Class A, Call, 1/19/24
@ $260.00 2,227 57,980 (919)
Goldman Sachs
Visa, Class A, Call, 6/21/24
@ $250.00 161 4,192 (376)
Goldman Sachs
Visa, Class A, Call, 6/21/24
@ $260.00 161 4,192 (275)
Citibank
Yum! Brands, Call, 1/19/24
@ $145.00 2,241 29,281 (28)
Citibank
Yum! Brands, Call, 1/19/24
@ $150.00 2,241 29,281 (39)
Wells Fargo Bank
Yum! Brands, Call, 1/19/24
@ $140.00 9,000 117,594 (68)
Wells Fargo Bank
Yum! Brands, Call, 1/17/25
@ $145.00 5,211 68,087 (2,840)

T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Wells Fargo Bank
Yum! Brands, Call, 1/17/25
@ $150.00 5,211 68,087 (2,267)
Total Options Written (Premiums $(177,950)) $ (135,908)

T. ROWE PRICE Capital Appreciation Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
CMS Energy, 5.875%, 10/15/78  $ (729) $ 5,912 $ 2,782
CMS Energy, 5.875%, 3/1/79  (1,666) 7,103 2,842
Revvity   ^^ 1,791 (192,386) 2,059
SCE Trust IV, Series J, VR, 5.375%  (3,154) 8,320 1,695
T. Rowe Price Institutional Floating Rate Fund –
Institutional Class, 8.67%  — 23,761 69,656
T. Rowe Price Government Reserve Fund, 5.42% — — 128,383
Affiliates not held at period end (123,034) 279,246 2,700
Totals $ (126,792)# $ 131,956 $ 210,117+
Supplementary Investment Schedule
Affiliate
Value
12/31/22
Purchase
Cost
Sales
Cost
Value
12/31/23
CMS Energy, 5.875%, 10/15/78  $ 49,731 $ — $ 14,831 $ 40,812
CMS Energy, 5.875%, 3/1/79  61,510 — 38,517 30,096
Revvity  ^^ * 473,094 12,663 1,090,876
SCE Trust IV, Series J, VR,
5.375%  29,636 — 16,121 21,835
T. Rowe Price Institutional
Floating Rate Fund –
Institutional Class, 8.67%  749,303 69,606 — 842,670
TransUnion  576,044 — 855,290 —
T. Rowe Price Government
Reserve Fund, 5.42% 2,714,515   ¤   ¤ 3,237,133
Total $ 5,263,422^
^^ Includes previously reported affiliate PerkinElmer acquired through a corporate action.
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
+ Investment income comprised $210,117 of dividend income and $0 of interest income.
* On the date indicated, issuer was held but not considered an affiliated company.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $5,277,508.

T. ROWE PRICE Capital Appreciation Fund
December 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $45,599,537) $ 56,314,660
Interest and dividends receivable 167,749
Cash 140,701
Receivable for shares sold 84,345
Receivable for investment securities sold 15,177
Foreign currency (cost $9,563) 9,650
Other assets 823
Total assets 56,733,105
Liabilities
Options written (premiums $177,950) 135,908
Payable for shares redeemed 51,441
Payable for investment securities purchased 44,020
Investment management fees payable 26,477
Due to affiliates 844
Payable to directors 45
Other liabilities 7,770
Total liabilities 266,505
NET ASSETS $ 56,466,600

T. ROWE PRICE Capital Appreciation Fund
December 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 10,884,674
Paid-in capital applicable to 1,665,639,221 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares
authorized 45,581,926
NET ASSETS $ 56,466,600
NET ASSET VALUE PER SHARE
Investor Class
(Net assets: $31,624,020; Shares outstanding:
932,481,533) $ 33.91
Advisor Class
(Net assets: $758,313; Shares outstanding: 22,710,652) $ 33.39
I Class
(Net assets: $24,084,267; Shares outstanding:
710,447,036) $ 33.90

T. ROWE PRICE Capital Appreciation Fund
Statement of Operations

($000s)
Year
Ended
12/31/23
Investment Income (Loss)
Income
    Interest $ 947,887
Dividend (net of foreign taxes of $4,984) 612,497
Other 12
Total income 1,560,396
Expenses
Investment management 296,662
Shareholder servicing
Investor Class $ 37,306
Advisor Class 1,023
I Class 1,947 40,276
Rule 12b-1 fees
Advisor Class 1,738
Prospectus and shareholder reports
Investor Class 878
Advisor Class 12
I Class 288 1,178
Registration 1,001
Custody and accounting 970
Proxy and annual meeting 685
Directors 176
Legal and audit 61
Miscellaneous 366
Waived / paid by Price Associates (11,283)
Total expenses 331,830
Net investment income 1,228,566

T. ROWE PRICE Capital Appreciation Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/23
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 1,613,693
Options written (48,985)
Foreign currency transactions (27)
Net realized gain 1,564,681
Change in net unrealized gain / loss
Securities 6,107,714
Options written (128,769)
Other assets and liabilities denominated in foreign currencies 229
Change in net unrealized gain / loss 5,979,174
Net realized and unrealized gain / loss 7,543,855
INCREASE IN NET ASSETS FROM OPERATIONS
$ 8,772,421

T. ROWE PRICE Capital Appreciation Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/23 12/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income $ 1,228,566 $ 741,407
Net realized gain 1,564,681 3,279,720
Change in net unrealized gain / loss 5,979,174 (10,458,404)
Increase (decrease) in net assets from operations 8,772,421 (6,437,277)
Distributions to shareholders
Net earnings
Investor Class (1,261,594) (2,278,489)
Advisor Class (28,937) (55,813)
I Class (991,750) (1,680,332)
Decrease in net assets from distributions (2,282,281) (4,014,634)
Capital share transactions
*
Shares sold
Investor Class 5,601,567 3,945,710
Advisor Class 96,015 84,849
I Class 4,316,299 10,858,872
Distributions reinvested
Investor Class 1,231,465 2,218,918
Advisor Class 28,468 54,969
I Class 955,112 1,617,001
Shares redeemed
Investor Class (5,000,242) (13,844,290)
Advisor Class (111,230) (129,121)
I Class (2,597,015) (2,807,670)
Increase in net assets from capital share transactions 4,520,439 1,999,238

T. ROWE PRICE Capital Appreciation Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/23 12/31/22
Net Assets
Increase (decrease) during period 11,010,579 (8,452,673)
Beginning of period 45,456,021 53,908,694
End of period $ 56,466,600 $ 45,456,021
*Share information (000s)
Shares sold
Investor Class 172,383 117,469
Advisor Class 3,015 2,604
I Class 132,898 318,283
Distributions reinvested
Investor Class 36,586 74,862
Advisor Class 859 1,882
I Class 28,384 54,573
Shares redeemed
Investor Class (154,453) (408,978)
Advisor Class (3,497) (3,921)
I Class (79,952) (85,819)
Increase in shares outstanding 136,223 70,955

T. ROWE PRICE Capital Appreciation Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Capital Appreciation Fund
(the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation Fund
(Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class) and the
Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions  Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as income; capital gain distributions are reflected as realized gain/

T. ROWE PRICE Capital Appreciation Fund

loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2023, the fund realized
$40,584,000 of net gain on $119,948,000 of in-kind redemptions.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE Capital Appreciation Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate
Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial
Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered
Rate (LIBOR), and other interbank-offered based reference rates, through December 31,
2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of
Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;

T. ROWE PRICE Capital Appreciation Fund

and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

T. ROWE PRICE Capital Appreciation Fund

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Capital Appreciation Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended December 31, 2023, the fund invested in derivative instruments.
As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Fixed Income Securities
1
$ — $ 6,402,795 $ — $ 6,402,795
Bank Loans — 5,135,695 5,752 5,141,447
Bond Mutual Funds 842,670 — — 842,670
Common Stocks 34,841,893 — 123,055 34,964,948
Convertible Preferred Stocks — — 132,324 132,324
Corporate Bonds — 5,486,371 — 5,486,371
Preferred Stocks 106,972 — — 106,972
Short-Term Investments 3,237,133 — — 3,237,133
Total $ 39,028,668 $ 17,024,861 $ 261,131 $ 56,314,660
Liabilities
Options Written $ — $ 135,908 $ — $ 135,908
1
Includes Asset-Backed Securities and U.S. Government Agency Obligations (Excluding
Mortgage-Backed).

T. ROWE PRICE Capital Appreciation Fund

The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2023, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2023, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value
Liabilities
Equity derivatives Options Written $ 135,908
Total $ 135,908
($000s)
Location of Gain (Loss) on Statement of Operations
Options
Written
Realized Gain (Loss)
Equity derivatives $ (48,985)
Total $ (48,985)

T. ROWE PRICE Capital Appreciation Fund

Counterparty Risk and Collateral  The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of
International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition,
ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate.
Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000.
Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties
($000s)
Location of Gain (Loss) on Statement of Operations
Options
Written
Change in Unrealized
Gain (Loss)
Equity derivatives $ (128,769)
Total $ (128,769)

T. ROWE PRICE Capital Appreciation Fund

is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2023, securities valued at $243,004,000 had been posted by the fund to counterparties for bilateral derivatives. As of December 31, 2023, no collateral was pledged by counterparties to the fund for bilateral derivatives.
Options   The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. The fund may buy or sell options that can be settled either directly with the counterparty (OTC option) or through a central clearinghouse (exchange-traded option). Options are included in net assets at fair value, options purchased are included in Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses on the accompanying Statement of Operations; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss on the accompanying Statement of Operations. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended
December 31, 2023, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 15% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

T. ROWE PRICE Capital Appreciation Fund

Noninvestment-Grade Debt  The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or
“junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans  The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be
“covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit

T. ROWE PRICE Capital Appreciation Fund

agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
Other  Purchases and sales of portfolio securities other than in-kind transactions, if any, short-term and U.S. government securities aggregated $24,249,054,000 and
$23,974,895,000, respectively, for the year ended December 31, 2023. Purchases and sales of U.S. government securities aggregated $9,719,270,000 and $7,488,311,000, respectively, for the year ended December 31, 2023.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind and deemed distributions on shareholder redemptions.

T. ROWE PRICE Capital Appreciation Fund

The tax character of distributions paid for the periods presented was as follows:
At December 31, 2023, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2023, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to post-October loss deferrals. The fund has elected to defer certain losses to the first day of the following fiscal year for post-October capital loss deferrals.
($000s)
December 31,
2023
December 31,
2022
Ordinary income (including short-term capital gains,
if any) $ 1,356,554 $ 727,424
Long-term capital gain 925,727 3,287,210
Total distributions $ 2,282,281 $ 4,014,634
($000s)
Cost of investments $ 45,717,039
Unrealized appreciation $ 11,193,454
Unrealized depreciation (731,480)
Net unrealized appreciation (depreciation) $ 10,461,974
($000s)
Undistributed long-term capital gain $ 555,767
Net unrealized appreciation (depreciation) 10,461,974
Loss carryforwards and deferrals (133,067)
Total distributable earnings (loss) $ 10,884,674

T. ROWE PRICE Capital Appreciation Fund

NOTE 6 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 7 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has
entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2023, the effective annual group fee rate was 0.29%. Effective April 30, 2019, Price Associates has contractually agreed, at least through April 30, 2025, to waive a portion of its management fee so that an individual fund fee of 0.27% is applied to the fund’s average daily net assets that are equal to or greater than $27.5 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $6,928,000 and allocated ratably in the amounts of $3,925,000 for the Investor Class, $96,000 for the Advisor Class, and
$2,907,000 for the I Class, for the year ended December 31, 2023.

T. ROWE PRICE Capital Appreciation Fund

Effective November 1, 2023, the Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. Prior to November 1, 2023, the Investor Class was not subject to a contractual expense limitation. Effective June 1, 2023, the Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. Prior to June 1, 2023, the Advisor Class was not subject to a contractual expense limitation.
During the limitation period, Price Associates is required to waive or pay any expenses
(excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
Investor Class Advisor Class I Class
Expense limitation/I Class Limit 0.94% 1.19% 0.05%
Expense limitation date 04/30/26 04/30/26 04/30/26
(Waived)/repaid during the period ($000s) $— $— $—

T. ROWE PRICE Capital Appreciation Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2023, expenses incurred pursuant to these service agreements were $115,000 for Price Associates; $6,789,000 for T. Rowe Price Services, Inc.; and
$1,177,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund (except for 12b-1 fees under a Board-approved Rule 12b-1 plan).
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets.
Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management

T. ROWE PRICE Capital Appreciation Fund

fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying
Price Fund(s) for the year ended December 31, 2023, are as follows:
Total management fee waived was allocated ratably in the amounts of $2,468,000,
$61,000 and $1,826,000 for the Investor Class, Advisor Class and I Class, respectively, for the year ended December 31, 2023.
As of December 31, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,933,585 shares of the Investor Class, representing less than 1% of the
Investor Class's net assets, and 4,013,201 shares of the I Class, representing 1% of the
I Class's net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades and for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. These agreements may be rescinded at any time. For the year ended December 31, 2023, these reimbursements amounted to
$1,625,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 8 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including
($000s) Effective
Management
Fee Rate
Management
Fee Waived
T. Rowe Price Institutional Floating Rate Fund –
Institutional Class 0.55% $ 4,355
Total Management Fee Waived $ 4,355

T. ROWE PRICE Capital Appreciation Fund

reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
The global outbreak of COVID-19 and the related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions imposed on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund's overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Capital Appreciation Fund, Inc. and
Shareholders of T. Rowe Price Capital Appreciation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Capital Appreciation Fund (one of the funds constituting T. Rowe Price Capital Appreciation Fund, Inc., referred to hereafter as the
"Fund") as of December 31, 2023, the related statement of operations for the year ended
December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Capital Appreciation Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2024
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Capital Appreciation Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$183,736,000 from short-term capital gains
$1,000,903,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $409,501,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $369,694,000 of the fund's income qualifies for the dividends-received deduction.
For shareholders subject to interest expense deduction limitation under Section
163(j), $864,446,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

T. ROWE PRICE Capital Appreciation Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE
TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE Capital Appreciation Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 24, 2023, the Board was presented with an annual assessment that was prepared by the LRC on behalf of the
Adviser and addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity
Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM).
The annual assessment included consideration of the following factors, as applicable:
the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Capital Appreciation Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2022, through March 31, 2023. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Capital Appreciation Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates,
Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East
Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[209]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); Chief Executive Officer, Bazemore
Consulting LLC (2018 to 2021); Director, Chimera Investment
Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to
present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Melody Bianchetto
(1966)
2023
[209]
Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan
(1951)
2013
[209]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board
(2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[209]
Chair of the Board, all funds (July 2018 to present)
Paul F. McBride
(1956)
2013
[209]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)

T. ROWE PRICE Capital Appreciation Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Mark J. Parrell
(1966)
2023
[209]
Board of Trustees Member and Chief Executive Officer (2019 to present),
President (2018 to present), Executive Vice President and Chief Financial
Officer (2007 to 2018), and Senior Vice President and Treasurer (2005
to 2007), EQR; Member, Nareit Dividends Through Diversity, Equity &
Inclusion CEO Council and Chair, Nareit 2021 Audit and Investment
Committee (2021); Advisory Board, Ross Business School at University
of Michigan (2015 to 2016); Member, National Multifamily Housing
Council and served as Chair of the Finance Committee (2015 to 2016);
Member, Economic Club of Chicago; Director, Brookdale Senior Living,
Inc. (2015 to 2017); Director, Aviv REIT, Inc. (2013 to 2015); Director,
Real Estate Roundtable and the 2022 Executive Board Nareit; Board of
Directors and Chair of the Finance Committee, Greater Chicago Food
Depository
Kellye L. Walker
(1966)
2021
[209]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[209]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Capital Appreciation Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[209]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe
Price Group, Inc., and T. Rowe Price Trust Company; Vice President,
Global Funds
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Position Held With Capital Appreciation Fund  Principal Occupation(s)
Armando (Dino) Capasso (1974)
Chief Compliance Officer and Vice President
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019)
Paul Cho (1986)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Donald J. Easley, CFA (1971)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Cheryl Emory (1963)
Assistant Secretary
Assistant Vice President and Assistant Secretary,
T. Rowe Price; Assistant Secretary, T. Rowe Price
Group, Inc., Price Investment Management, Price
International, Price Hong Kong, Price Singapore,
T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., and T. Rowe
Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Capital Appreciation Fund

Name (Year of Birth)
Position Held With Capital Appreciation Fund  Principal Occupation(s)
Matthew Frustaci (1990)
Vice President
Vice President, Price Investment Management;
formerly, student, The Wharton School, University
of Pennsylvania (to 2020); summer intern, T. Rowe
Price (2019)
David R. Giroux, CFA (1975)
President
Vice President, Price Investment Management,
T. Rowe Price Group, Inc., and T. Rowe Price Trust
Company
Gregg Gola, CFA (1965)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company; formerly,
Tax Director, Invesco Ltd. (to 2021); Vice President,
Oppenheimer Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Trust Company
Kevin Klassen, CFA (1997)
Vice President
Vice President, Price Investment Management
Steven D. Krichbaum (1977)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Chase Lancaster, CFA (1987)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and Price Investment Management; formerly,
Leveraged Loan Trader and Senior Credit Research
Analyst at Morgan Stanley (to 2016)
Kevin Patrick Loome, CFA (1967)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Amanda Ludwitzke (1990)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Robert P. McDavid (1972)
Vice President
Vice President, T. Rowe Price, Price Investment
Management, T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company
Jordan M. McKinnie (1991)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Justin Eric Olsen (1988)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Capital Appreciation Fund

Name (Year of Birth)
Position Held With Capital Appreciation Fund  Principal Occupation(s)
Simon Paterson (1978)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.; formerly, Partner, Senior
Equity Analyst, Brown Advisory (to 2020)
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price Investment Services,
Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company
Sal Rais, M.D., CFA (1983)
Vice President
Vice President, Price Investment Management
and T. Rowe Price Group, Inc.; formerly, Research
Analyst, Rock Springs Capital L.P. (to 2021); Senior
Analyst, Nexthera Capital L.P. (to 2019)
Vivek Rajeswaran (1985)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Nikhil Shah (1996)
Vice President
Vice President, Price Investment Management
Farris G. Shuggi (1984)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Mike Signore (1987)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Brian Solomon, CFA (1986)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Matthew Stevenson (1991)
Vice President
Vice President, Price Investment Management
and T. Rowe Price Group, Inc.; formerly, student,
Columbia Business School (to 2019)
Chen Tian (1993)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Tamara P. Wiggs  (1979)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Jon Davis Wood, CFA (1979)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Ashley R. Woodruff, CFA (1979)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Ellen York (1988)
Vice President
Vice President, Price Investment Management and
T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202402 - 3281515 F72-050 2/24

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$46,733	$41,909
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

  (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,524,000 and $2,037,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2024